UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2023

HORMEL FOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place, Austin Minnesota	55912-3680
(Address of principal executive offices)	(Zip Code)
(507) 437-5611
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01465 par value	HRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company conducted its annual stockholders’ meeting on January 31, 2023.

At the annual meeting, 501,078,193 shares were represented (91.7 percent of the 546,347,256 shares outstanding and entitled to vote). Five items were considered at the meeting and the results of the voting were as follows:

1.Election of Directors: The nominees in the proxy statement were: Prama Bhatt, Gary C. Bhojwani, Stephen M. Lacy, Elsa A. Murano, Ph.D., Susan K. Nestegard, William A. Newlands, Christopher J. Policinski, Jose Luis Prado, Sally J. Smith, James P. Snee, and Steven A. White. The results were as follows:

DIRECTOR:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Prama Bhatt	462,682,222	2,656,200	615,915	35,123,856
Gary C. Bhojwani	431,658,836	33,861,891	433,610	35,123,856
Stephen M. Lacy	442,535,774	23,024,674	393,889	35,123,856
Elsa A. Murano, Ph.D.	457,109,309	8,431,017	414,011	35,123,856
Susan K. Nestegard	456,931,326	8,549,676	473,335	35,123,856
William A. Newlands	462,501,732	3,017,270	435,335	35,123,856
Christopher J. Policinski	459,824,596	5,750,039	379,702	35,123,856
Jose Luis Prado	463,381,581	2,147,040	425,716	35,123,856
Sally J. Smith	461,538,698	3,981,669	433,970	35,123,856
James P. Snee	452,722,730	10,163,567	3,068,040	35,123,856
Steven A. White	453,354,194	12,217,025	383,118	35,123,856

2.  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 29, 2023:

For:	490,062,300
Against:	10,521,289
Abstain:	494,604

3.  Advisory vote to approve the Company’s Named Executive Officer compensation as disclosed in the Company’s 2023 annual meeting proxy statement (as filed with the Securities and Exchange Commission on December 21, 2022):

For:	453,374,829
Against:	11,351,300
Abstain:	1,228,208
Broker Non-Vote:	35,123,856

4. Advisory vote to determine the frequency of the stockholder advisory vote to approve Named Executive Officer compensation set forth in the Company’s proxy statement:

Every Year:	460,832,645
Every Two Years:	428,255
Every Three Years:	3,927,412
Abstain:	766,025
Broker Non-Vote:	35,123,856

In light of the voting results for this item, the Company’s Board of Directors determined that it will hold a stockholder advisory vote on the compensation of the Company’s Named Executive Officers every year.

5. Stockholder proposal requesting the Company comply with World Health Organization guidelines on antimicrobial use throughout its supply chains:

For:	27,382,976
Against:	436,218,732
Abstain:	2,352,629
Broker Non-Vote:	35,123,856

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: February 3, 2023	By	/s/ JAMES P. SNEE
JAMES P. SNEE
Chairman of the Board, President and
Chief Executive Officer

Dated: February 3, 2023	By	/s/ JACINTH C. SMILEY
JACINTH C. SMILEY
Executive Vice President and
Chief Financial Officer

4